Exhibit 99(10)(f)

ONE GROUP MUTUAL FUNDS

COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN

(Effective February 19, 2005)

Section 1.              This Combined Amended and Restated Distribution Plan (“Plan”) is adopted with respect to one or more series of ONE GROUP MUTUAL FUNDS and any successor thereto (“Trust”), as listed in Schedule A to this Plan (each a “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), and relates to the classes of shares of beneficial interest (“Shares”) specified in Schedule A (each a “Class”).

This Plan represents the combination, amendment and restatement of the following distribution and shareholder service plans and distribution plans previously adopted by the Trust with respect to various Classes of Shares:

(a)           Distribution and Shareholder Services Plan - Class A and Service Class Shares dated November 1, 1993, as amended and restated November 15, 2001 with an Amended Schedule A dated as of August 14, 2003;

(b)           Distribution and Shareholder Services Plan - Class B and Class C Shares dated January 1, 1994, as amended November 15, 2001 with an Amended Schedule A dated as of August 14, 2003; and

(c)           Distribution Plan - Morgan Class and Reserve Class Shares dated August 12, 2004.

Section 2.              Each Fund may incur with respect to a Class, expenses at the annual rate listed under the column “Distribution Fee” on Schedule A subject to the limitations imposed, from time to time, by applicable rules of the National Association of Securities Dealers, Inc. (“NASD”) on each Fund and its distributor (“Distributor”).

Section 3.              Amounts set forth under the column “Distribution Fee” on Schedule A may be used to finance any activity that is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales literature; (iv) expenditures for sales or distribution support services, including in-house telemarketing support services and expenses; (v) preparation of information, analyses and opinions with respect to marketing and promotional activities; (vi) commissions, incentive compensation, finders fees or other compensation paid to, and expenses of employees of the Distributor, brokers, dealers and other financial institutions that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, compensation, fees, and expenses; (vii) travel, equipment, printing, delivery and mailing costs, overhead and other office expenses of the

Distributor attributable to any distribution and/or sales support activities; (viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities relating to the sale of Shares.  To the extent that amounts paid hereunder are not used specifically to reimburse the Distributor for any such cost or expense, such amounts may be treated as compensation for the Distributor’s distribution-related services.  All amounts expended pursuant to the Plan shall be paid to the Distributor and are the legal obligation of the applicable Fund and not of the Distributor.

Section 4.              This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Trustees of the Trust with respect to each Fund and (b) those trustees of the Trust who are not “interested persons” of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (“Non-Interested Trustees”), cast in person at a meeting called, among other things, for the purpose of voting on this Plan or such agreements.

Section 5.              Unless sooner terminated pursuant to Section 7 of this Plan, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4 of this Plan.

Section 6.              The Distributor shall provide to the Board of Trustees and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in accordance with the Plan and the purposes for which such expenditures were made.

Section 7.              This Plan may be terminated at any time with respect to any Class by vote of a majority of the Non-Interested Trustees, or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class.

Section 8.              Any agreement related to this Plan shall be made in writing and shall provide:

(a)           that, with respect to any Fund or Class, such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Non-Interested Trustees or by the “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund or Class, on not more than sixty (60) days’ written notice to any other party to the agreement; and

(b)           that such agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Section 9.              This Plan may not be amended with respect to any Class of any Fund to increase materially the amount of distribution expenses provided for in the column “Distribution Fee” on Schedule A hereto unless such amendment is approved by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Class, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 of this Plan.

2

SCHEDULE A
ONE GROUP MUTUAL FUNDS
DISTRIBUTION PLAN
(Effective February 19, 2005)

Money Market Funds

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee
			(annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund (JPMorgan Government Money Market Fund)(1)	Reserve	0.25%
		Morgan	0.10%
One Group Michigan Municipal Money Market Fund	JPMorgan Michigan Municipal Money Market Fund	Reserve	0.25%
		Morgan	0.10%
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund	Reserve	0.25%
		Morgan	0.10%
One Group Ohio Municipal Money Market Fund	JPMorgan Ohio Municipal Money Market Fund	Reserve	0.25%
		Morgan	0.10%
One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund (JPMorgan Cash Reserves Money Market Fund)(2)	Reserve	0.25%
		Morgan	0.10%
		Class B	0.75%
		Class C	0.75%

(1)                                  On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Government Money Market Fund, a proposed reorganization pursuant to which the JPMorgan U.S. Government Money Market Fund and the One Group U.S. Government Securities Money Market Fund will merge with and into One Group Government Money Market Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Government Money Market Fund will be changed to “JPMorgan Government Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Government Money Market Fund will assume the name “JPMorgan U.S. Government Money Market Fund.”

(2)                                  On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Prime Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Liquid Assets Money Market Fund will merge with and into One Group Prime Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Prime Money Market Fund will be changed to “JPMorgan Cash Reserves Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Prime Money Market Fund will assume the name “JPMorgan Liquid Assets Money Market Fund.”

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee
			(annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group U.S. Government Securities Money Market Fund(3)	JPMorgan U.S. Government Securities Money Market Fund	Reserve	0.25%
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund (JPMorgan U.S. Treasury Securities Money Market Fund(4)	Reserve	0.25%
		Morgan	0.10%
		Class B	0.75%
		Class C	0.75%

(3)                                  Shareholders of the One Group U.S. Government Securities Money Market Fund will be asked to approve the reorganization of that Fund with and into the One Group Government Money Market Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group U.S. Government Securities Money Market Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(4)                                  On August 12, 2004, the Board of Trustees approved, on behalf of the One Group U.S. Treasury Securities Money Market Fund, a proposed reorganization pursuant to which the JPMorgan Treasury Plus Money Market Fund will merge with and into One Group U.S. Treasury Securities Money Market Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group U.S. Treasury Securities Money Market Fund will be changed to “JPMorgan U.S. Treasury Securities Money Market Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group U.S. Treasury Securities Money Market Fund will assume the name “JPMorgan U.S. Treasury Plus Money Market Fund.”

Equity and Fixed Income Funds

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee
			(annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Balanced Fund (5)	JPMorgan Balanced Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Bond Fund	JPMorgan Core Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Diversified Equity Fund (6)	JPMorgan Diversified Equity Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Diversified International Fund(7)	JPMorgan Diversified International Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Diversified Mid Cap Fund	JPMorgan Diversified Mid Cap Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

(5)                                  Shareholders of the One Group Balanced Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Diversified Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Balanced Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(6)                                  Shareholders of the One Group Diversified Equity Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan U.S. Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified Equity Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

(7)                                  Shareholders of the One Group Diversified International Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Fleming International Equity Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Diversified International Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee
			(annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Equity Income Fund	JPMorgan Equity Income Fund (JPMorgan Dividend Income Fund)(8)	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Equity Index Fund	JPMorgan Equity Index Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Government Bond Fund	JPMorgan Government Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Health Sciences Fund(9)	JPMorgan Health Sciences Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

(8)                                  On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Equity Income Fund, a proposed reorganization pursuant to which the JPMorgan Equity Income Fund will merge with and into One Group Equity Income Fund if approval of the acquired fund’s shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Equity Income Fund will be changed to “JPMorgan Dividend Income Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Equity Income Fund will assume the name “JPMorgan Equity Income Fund.”

(9)                                  Shareholders of the One Group Health Sciences Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Global Healthcare Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Health Sciences Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee
			(annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Intermediate Tax-Free Bond Fund(10)	JPMorgan Intermediate Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group International Equity Index Fund	JPMorgan International Equity Index Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Investor Balanced Fund	JPMorgan Investor Balanced Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Investor Conservative Growth Fund	JPMorgan Investor Conservative Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Investor Growth Fund	JPMorgan Investor Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Investor Growth & Income Fund	JPMorgan Investor Growth & Income Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Kentucky Municipal Bond Fund	JPMorgan Kentucky Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Louisiana Municipal Bond Fund	JPMorgan Louisiana Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

(10)                            Shareholders of the One Group Intermediate Tax-Free Bond Fund will be asked to approve the reorganization of that Fund with and into the JPMorgan Intermediate Tax-Free Income Fund at a shareholder meeting to be held January 20, 2005.  If shareholders approve the reorganization, the One Group Intermediate Tax-Free Bond Fund will no longer be part of this Distribution Plan effective upon the closing of the reorganization, which is expected to occur on or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree.

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee
			(annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Market Expansion Index Fund	JPMorgan Market Expansion Index Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Mid Cap Value Fund	JPMorgan Diversified Mid Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund	Class A	0.25%
One Group Municipal Income Fund	JPMorgan Tax Free Income Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Real Estate Fund	JPMorgan U.S. Real Estate Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee
			(annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group Short-Term Municipal Bond Fund	JPMorgan Short Term Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Small Cap Growth Fund	JPMorgan Small Cap Growth Fund (JPMorgan Small Company Growth Fund)(11)	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Small Cap Value Fund	JPMorgan Small Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Strategic Small Cap Value Fund	JPMorgan Strategic Small Cap Value Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Technology Fund	JPMorgan Technology Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Term Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%

(11)                            On August 12, 2004, the Board of Trustees approved, on behalf of the One Group Small Cap Growth Fund, a proposed reorganization pursuant to which the JPMorgan Small Cap Growth Fund and the JPMorgan U.S. Small Company Opportunities Fund will merge with and into One Group Small Cap Growth Fund if approval of the acquired funds’ shareholders is obtained. If shareholder approval of the proposed reorganization is not obtained, effective February 19, 2005, the name of the One Group Small Cap Growth Fund will be changed to “JPMorgan Small Company Growth Fund.”  If shareholder approval of the proposed reorganization is obtained, upon the closing of that reorganization, which is expected to occur or about February 18, 2005 or on such later date as the parties to the reorganization transaction shall agree, the One Group Small Cap Growth Fund will assume the name “JPMorgan Small Cap Growth Fund.”

Name as of August 12, 2004	New Name as of February 19, 2005	Share Class	Distribution Fee
			(annual rate expressed as a percentage of the average daily net assets of each Class of Shares)
One Group West Virginia Municipal Bond Fund	JPMorgan West Virginia Tax Free Bond Fund	Class A	0.25%
		Class B	0.75%
		Class C	0.75%